ACQUIRED INTANGIBLE ASSETS (Table)	12 Months Ended
Dec. 31, 2013
ACQUIRED INTANGIBLE ASSETS
Schedule of acquired intangible assets arose from the acquisitions of weland

	December 31,
	2012	2013

Trademark	408	417
Non-Compete Agreement	188	193
	596	610
Less: Accumulated amortization	(47)	(128)
Less: Accumulated impairment	—	(494)
Exchange difference	14	12

Acquired intangible assets, net	563	—